Exhibit 10.2

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT
TO
TOLL MANUFACTURING AGREEMENT

This Amendment  (this “Amendment”) to the Toll Manufacturing Agreement, effective as of  April 1st, 2009 (hereinafter referred to as the “Amendment Effective Date”), is made by and between KCI Manufacturing (hereinafter referred to as “KCI”) and Avail Medical Products, Inc.(hereinafter referred to as “Avail”).  Avail and KCI are referred to herein collectively as the “Parties” and individually as “Party”.

RECITALS

WHEREAS, KCI and Avail are party to that certain Toll Manufacturing Agreement by and between KCI and Avail entered into as of December 14, 2007 and as amended thereafter (hereinafter referred to as the “Toll Agreement”); and

WHEREAS, the Parties wish to amend the Toll Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do agree as follows:

1.
The Parties agree that the scheduled KCI order commitment levels for the 2009 calendar year procurement services and processing services under the Toll Agreement shall be as set forth in Appendix A, attached to this Amendment and incorporated herein by reference.

2.
The Parties agree that the pricing for each KCI order shall be made pursuant to the discounts as indicated on the aforementioned Appendix A to the pricing which is currently in place as of the Amendment Effective Date, and which is attached hereto as Appendix B and incorporated by reference herein.  Such pricing and the discounts provided for under this Paragraph 2 shall remain in effect for the remainder of the 2009 calendar year.

3.
KCI shall have the right to appoint a quality assurance representative located on site at Avail’s Tijuana, Mexico facility, upon reasonable notice, to accomplish pre-communicated tasks. The Parties recognize and agree that the time requirements for the visits may vary but they are expected to average approximately 30% (thirty per cent) of the workweek for the duration of the Toll Agreement.  Avail agrees to make available reasonable access available to KCI’s representative for the expected time requirements to perform such quality assurance functions as may be agreed by the Parties

4.
Avail covenants and agrees that the procurement and processing services provided by Avail under the Toll Agreement from and after the Amendment Effective Date shall be conducted in accordance with the agreed S&OP Plan between the Parties, which said plan may be amended as Parties deem fit from time to time.

5.	KCI agrees that it will give Avail due consideration for participation in future development projects as it relates to development and production.
Except as expressly amended by this Amendment, the Toll Agreement shall remain in full force and effect.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, The parties have duly executed this Amendment effective as of the Amendment Effective Date set forth herein.

KCI MANUFACTURING		AVAIL MEDICAL PRODUCTS, INC.

By:	/s/ John Elwood	By:	/s/ Daniel C. Croteau
Name:	John Elwood	Name:	Daniel C. Croteau
Title:	Director	Title:	President

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

APPENDIX A

2009 Production Schedule	Minimum Volume Commitment * ($)	Discount from Appendix B
[***]	[***]	[***]

* Each order by KCI shall be made by purchase order pursuant to the terms of the Toll Agreement.

CONFIDENTIAL TREATMENT

** Confidential treatment requested on certain portions of this agreement.  An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

APPENDIX B

PROCESSING AND PROCUREMENT SERVICES PRICING

KCI Part	Avail Part	Description	2009 RM Sell Price	2009 Tolling Fee	2009 Total Price

[***]

KCI P/N	Description	Avail P/N	2009 Sell Price	KCI P/N

[***]

2009 Mold Pricing
KCI P/N	Avail P/N	2009 Sell Price	Where used

[***]